                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 28, 1998



                       GREEN TREE FINANCIAL CORPORATION
                  as originator of Recreational, Equipment &
                             Consumer Trust 1998-C
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
----------------------------  ------------------------      -------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
-------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On September 28, 1998, the Registrant sold approximately $800,000,000 of Floating Rate Asset-Backed Notes and Asset-Backed Certificates issued by Green Tree Recreational, Equipment & Consumer Trust 1998-C, consisting of a pool of retail installment sales contracts for the purchase of a variety of consumer products and equipment and certain related property conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1998-C and Green Tree Financial Corporation, as Seller and Servicer, dated as of September 1, 1998.

                 4.2 Trust Agreement dated as of September 1, 1998, among Green Tree Financial Corporation, as depositor, Green Tree Second GP Inc., and Wilmington Trust Company, as owner trustee.

                 4.3 Indenture dated as of September 1, 1998, between Green Tree Recreational, Equipment & Consumer Trust 1998-C and U.S. Bank Trust National Association, as trustee.

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated September 28, 1998, relating to REMIC matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 1998       GREEN TREE FINANCIAL
                             CORPORATION
                             as originator of Recreational, Equipment
                             & Consumer Trust 1998-C


                             By: /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Senior Vice President and Controller

INDEX TO EXHIBITS


Exhibit
-------
Number
-------------------------------------------------------------------------

4.1         Sale and Servicing Agreement between Green Tree
            Recreational, Equipment & Consumer Trust 1997-D and
            Green Tree Financial Corporation, as Seller and
            Servicer, dated as of September 1, 1998.

4.2 Amended and Restated Trust Agreement dated as of September 1, 1998, among Green Tree Financial Corporation, as depositor, Green Tree Second GP Inc., and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of September 1, 1998, between Green Tree Recreational, Equipment & Consumer Trust
            1997-D and First Trust National Association, as trustee.

8.1 Tax opinion of Briggs and Morgan Professional Association, dated September 28, 1998, relating to REMIC matters.